==============================================================================
  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998


                                                  REGISTRATION NOS.: 811-3031,
                                                                       2-67087

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                 -----------

                                  FORM N-1A

                                 -----------

                            REGISTRATION STATEMENT

                          UNDER THE SECURITIES ACT OF 1933           [X]
                           PRE-EFFECTIVE AMENDMENT NO.               [ ]
                           POST-EFFECTIVE AMENDMENT NO. 22           [X]
                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         [X]
                                AMENDMENT NO. 23                      [X]

                                  ------------

                   DEAN WITTER TAX-FREE DAILY INCOME TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                                 ------------

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                                 ------------

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               --------------

                                   COPY TO

                           DAVID M. BUTOWSKY, ESQ.
                           GORDON, ALTMAN, BUTOWSKY
                            WEITZEN, SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                        X   immediately upon filing pursuant to paragraph (b)
                      ----
                      ____  on (date) pursuant to paragraph (b)
                      ____  60 days after filing pursuant to paragraph (a)
                      ____  on (date) pursuant to paragraph (a) of rule 485.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
==============================================================================

                   DEAN WITTER TAX-FREE DAILY INCOME TRUST

                            CROSS-REFERENCE SHEET

                                  FORM N-1A

 ITEM                                        CAPTION
------------- -------------------------------------------------------------------
PART A                                     PROSPECTUS
  1.     .....    Cover Page
  2.     .....    Prospectus Summary; Summary of Fund Expenses
  3.     .....    Financial Highlights; Financial Statements; Performance Information
  4.     .....    Investment Objective and Policies; Risk Considerations; The Fund
                  and its Management; Cover Page; Investment Restrictions; Financial
                  Highlights; Prospectus Summary
  5.     .....    The Fund and Its Management; Back Cover; Investment
                  Objective and Policies
  6.     .....    Dividends, Distributions and Taxes; Additional Information
  7.     .....    Purchase of Fund Shares; Shareholder Services
  8.     .....    Redemption of Fund Shares; Shareholder Services
  9.     .....    Not applicable

 PART B                      STATEMENT OF ADDITIONAL INFORMATION
  10.     .....   Cover Page
  11.     .....   Table of Contents
  12.     .....   The Fund and Its Management
  13.     .....   Investment Practices and Policies; Investment Restrictions;
                  Portfolio Transactions and Brokerage
  14.     .....   The Fund and Its Management; Trustees and Officers
  15.     .....   Trustees and Officers
  16.     .....   The Fund and Its Management; Purchase of Fund Shares;
                  Shareholder Services; Custodian and Transfer Agent;
                  Independent Accountants
  17.     .....   Portfolio Transactions and Brokerage
  18.     .....   Description of Shares
  19.     .....   How Net Asset Value is Determined; Purchase of Fund Shares;
                  Redemption of Fund Shares; Financial Statements;
                  Shareholder Services
  20.     .....   Dividends, Distributions and Taxes; Performance Information
  21.     .....   Purchase of Fund shares
  22.     .....   Performance Information
  23.     .....   Experts


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
FEBRUARY 27, 1998
-----------------------------------------------------------------------------


Dean Witter Tax-Free Daily Income Trust (the "Fund") is a no-load, open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity. The Fund has a Rule 12b-1 Plan of Distribution (see below). The Fund seeks to achieve its objective by investing primarily in high quality tax-exempt securities with short-term maturities, including Municipal Bonds, Municipal Notes and Municipal Commercial Paper. (See "Investment Objective and Policies.")

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

In accordance with a Plan of Distribution with Dean Witter Distributors Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of the average daily net assets of the Fund.


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 27, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at its address or at one of its telephone numbers listed on this cover page. The Statement of Additional Information is incorporated herein by reference.


 Minimum initial investment ...   $5,000
 Minimum additional
 investment....................   $  100

Dean Witter Tax-Free Daily Income Trust
Two World Trade Center
New York, New York 10048


TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      4

Investment Objective and Policies .....................................      5

Investment Restrictions ...............................................      8


Purchase of Fund Shares ...............................................      9

Shareholder Services ..................................................     11

Redemption of Fund Shares .............................................     14

Dividends, Distributions and Taxes ....................................     16

Additional Information ................................................     18

Financial Statements--December 31, 1997 ...............................     20

Report of Independent Accountants .....................................     32


For information about the Fund, including information on opening an account, registration of shares, and other information relating to a specific account, call:
O 800-869-NEWS (toll-free)
o 212-392-2550

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal De-posit Insurance Corporation, Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             DEAN WITTER DISTRIBUTORS INC.
             DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


 ------------------- ------------------------------------------------------------------
THE FUND             The Fund is organized as a Trust, commonly known as a
                     Massachusetts business trust, and is an open-end, diversified management investment company investing principally in short-term securities which are exempt from federal income tax.
-------------------  ------------------------------------------------------------------
SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see page 18).
-------------------  ------------------------------------------------------------------
PURCHASE OF SHARES   Investment may be made:
                     o  By wire
                     o  By mail
                     o  Through Dean Witter Reynolds Inc. account executives or other
                     Selected Broker-Dealers. Purchases are at net asset value, without a sales charge. Minimum initial investment: $5,000. Subsequent investments: $100 or more (by wire or by mail); $1,000 or more
                     (through account executives) or $100 to $5,000 (by EasyInvestSM).
                     Orders for purchase of shares are effective on day of receipt of payment in Federal funds if payment is received by the Fund's transfer agent before 12:00 noon New York time (see page 9).
-------------------  ------------------------------------------------------------------
INVESTMENT           To provide as high a level of daily income exempt from federal
 OBJECTIVE           income tax as is consistent with stability of principal and liquidity (see page 5).
-------------------  ------------------------------------------------------------------
INVESTMENT POLICY    A diversified portfolio of tax-exempt fixed-income securities with short-term maturities (see page 5).
-------------------  ------------------------------------------------------------------
INVESTMENT MANAGER   Dean Witter InterCapital Inc., the Investment Manager of the Fund,
                     and its wholly-owned subsidiary, Dean Witter Services Company
                     Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $105 billion at
                     January 31, 1998 (see page 4).
-------------------  ------------------------------------------------------------------
DISTRIBUTOR          Dean Witter Distributors Inc. (the "Distributor") sells shares of the Fund through Dean Witter Reynolds Inc. and other Selected
                     Broker-Dealers pursuant to selected dealer agreements. Other than the reimbursement to the Distributor pursuant to the Rule 12b-1
                     Distribution Plan, the Distributor receives no distribution fees
                     (see page 9).
-------------------  ------------------------------------------------------------------
PLAN OF              The Fund is authorized to reimburse specific expenses incurred in
DISTRIBUTION         promoting the distribution of the Fund's shares pursuant to a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of
                     1% of average daily net assets of the Fund (see page 10).
-------------------  ------------------------------------------------------------------
MANAGEMENT FEE       The monthly fee is at an annual rate of 0.50 of 1% of average daily net assets, scaled down on assets over $500 million (see page 4).
-------------------  ------------------------------------------------------------------
DIVIDENDS            Declared and automatically reinvested daily in additional shares;
                     cash payments of dividends available monthly (see page 16).
-------------------  ------------------------------------------------------------------
REPORTS              Individual periodic account statements; annual and semi-annual
                     Fund financial statements.
-------------------  ------------------------------------------------------------------
REDEMPTION OF        Shares are redeemable by the shareholder at net asset value
SHARES               without any charge (see page 14):
                     o  By check
                     o  By telephone  or wire instructions, with proceeds wired or mailed to a predesignated bank account
                     o  By mail
                     A shareholder's account is subject to possible involuntary redemption if its value falls below $1,000 (see page 15).
-------------------  ------------------------------------------------------------------
RISKS                The Fund invests principally in high quality, short-term fixed income securities issued or guaranteed by state and local
                     governments which are subject to minimal risk of loss of income and principal. However, the investor is directed to the
                     discussions concerning "variable rate obligations" and
                     "when-issued and delayed delivery securities" (see page 7 of the
                     Prospectus and page 13 of the Statement of Additional Information)
                     and the discussions concerning "repurchase agreements" and "puts"
                     (see pages 14 and 15 of the Statement of Additional Information)
                     concerning any risks associated with such portfolio securities and management techniques.
-------------------  ------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1997.



Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases.................................       None
Maximum Sales Charge Imposed on Reinvested Dividends......................       None
Deferred Sales Charge.....................................................       None
Redemption Fees...........................................................       None
Exchange Fee..............................................................       None

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
---------------------------------------------------------------------
Management Fees...........................................................      0.49%
12b-1 Fee*................................................................      0.10%
Other Expenses............................................................      0.13%
Total Fund Operating Expenses.............................................      0.72%



------------
* The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").


 EXAMPLE                                            1 YEAR    3 YEARS   5 YEARS    10 YEARS
 -------                                            -------- ---------  --------- ----------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period ...    $7        $23       $40        $89

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of the independent accountants which are contained in this Prospectus commencing on page 20.



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------------------------
                              1997       1996     1995     1994      1993     1992       1991     1990     1989     1988
                            ----------------------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....... $  1.00    $  1.00   $  1.00  $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
                            ---------- --------- -------- --------  -------  --------  --------  --------  -------- -------
Net investment income .....   0.029      0.028     0.032    0.022     0.018    0.024     0.039     0.053     0.058    0.048
Less dividends from net
 investment income.........  (0.029)    (0.028)   (0.032)  (0.022)   (0.018)  (0.024)   (0.039)   (0.053)   (0.058)  (0.048)
                            ---------- --------- -------- --------  -------  --------  --------  --------  -------- -------
Net asset value,
 end of period............. $  1.00    $  1.00   $  1.00  $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                            ========== ========= ======== ========  =======  ========  ========  ========  ======== ========
TOTAL INVESTMENT RETURN+       2.98%      2.83%     3.22%    2.25%     1.85%    2.39%     4.02%     5.48%     5.96%     4.88%
RATIOS TO
AVERAGE NET ASSETS:
Expenses ..................    0.72%(1)   0.71%     0.72%    0.71%     0.71%    0.68%     0.68%     0.64%     0.61%     0.62%
Net investment income .....    2.93%      2.76%     3.16%    2.22%     1.83%    2.37%     3.95%     5.30%     5.82%     4.78%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions ..............    $517       $522      $522     $544      $568     $670      $823      $897      $873      $946



----------
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS


THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Tax-Free Daily Income Trust (the "Fund") is an open-end, diversified management investment company incorporated in Maryland on March 24, 1980. The Fund was reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987. Prior to February 19, 1993, the Fund's name was Dean Witter/Sears Tax-Free Daily Income Trust.


   Dean Witter InterCapital Inc., ("InterCapital" or the "Investment Manager") whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets including this Fund of approximately $101 billion as of January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.49% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.72% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity. It is a fundamental policy of the Fund that at least 80% of its total assets will be invested in securities the interest on which is exempt from federal income tax. This policy and the Fund's investment objective may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). There is no assurance that the objective will be achieved.

   The Fund seeks to achieve its investment objective by investing primarily in high quality tax-exempt securities with short-term maturities as follows:
(i) Municipal Bonds, Municipal Notes and Municipal Commercial Paper with remaining maturities of thirteen months or less which are rated at the time of purchase in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") primarily Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), or one NRSRO if the obligation is rated by only one NRSRO. Unrated obligations may be purchased if they are determined to be of comparable quality by the Fund's Board of Trustees.

   Up to 20% of the Fund's total assets may be invested in tax-exempt securities subject to the alternative minimum tax ("AMT") (tax-exempt securities which are subject to the AMT will not be included in the 80% total referred to above).

   Inclusive of the 20% total referred to above, up to 20% of the Fund's total assets may be invested in taxable securities. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities, or in tax-exempt securities subject to the federal AMT for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable securities in which the Fund may temporarily invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the foregoing portfolio securities.

   Municipal Bonds and Municipal Notes are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations will not require elimination of any security from the Fund's portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Fund.

   The ratings assigned by NRSROs represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   Certain lease obligations have not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   The Fund does not generally intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

   The high quality, short-term fixed-income securities in which the Fund principally invests are guaranteed by state and local governments and are subject to minimal risk of loss of income and principal.

PORTFOLIO MANAGEMENT

   Although the Fund will generally acquire securities for investment with the intent of holding them to maturity and will not seek profits through short-term trading, the Fund may dispose of any security prior to its maturity to meet redemption requests. Securities may also be sold when the Fund's Investment Manager believes such dispositon to be advisable on the basis of a revised evaluation of the issuer or based upon relevant market considerations. There may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares, or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income.

   The Fund anticipates that the average weighted maturity of the portfolio will be 90 days or less. The relatively short-term nature of the Fund's portfolio is expected to result in a lower yield than portfolios comprised of longer-term tax-exempt securities.

   Variable Rate and Floating Rate Obligations. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   When-Issued and Delayed Delivery Securities. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value.


   Brokerage Allocation. Brokerage commissions are not normally charged on purchases and sales of short-term municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

   4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the Unites States Government, its agencies or instrumentalities.


   Notwithstanding any other investment policy or restriction, the Trust may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Trust.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   The Fund offers its own shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. ("the Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048. The offering price will be the net asset value next determined (see "Determination of Net Asset Value" below) after receipt of a purchase order and acceptance by the Fund's transfer agent, Dean Witter Trust FSB (the "Transfer Agent" or "DWT") in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Shares commence earning income on the day following the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.

   To initiate purchase by mail or wire, a completed Investment Application (contained in the Prospectus) must be sent to Dean Witter Trust FSB at P.O. Box 1040, Jersey City, N.J. 07303. Checks should be made payable to the Dean Witter Tax-Free Daily Income Trust and sent to Dean Witter Trust FSB at the same address. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase (see Investment Application or the front cover of this Prospectus for instructions and telephone numbers) and must be wired to The Bank of New York, for credit to the Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and the Shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12:00 noon New York time are normally effective that day and wire purchases received after 12:00 noon New York time are normally effective the next business day. Initial investments must be at least $5,000, although the Fund, at its discretion, may accept initial investments of smaller amounts, not less than $1,000. Subsequent investments must be $100 or more and may be made through the Transfer Agent.

   In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $5,000. The Fund and the Distributor reserve the right to reject any purchase order.


   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Orders for the purchase of Fund shares placed by customers through DWR or another Selected Broker-Dealer with payment in clearing house funds will be transmitted to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with DWR or another Selected Broker-Dealer. Investors desir-ing same day effectiveness should wire Federal Funds directly to the Transfer Agent. An order procedure exists pursuant to which customers can, upon request: (a) have the proceeds from the sale of listed securities invested in shares of the Fund on the day following the day the customer receives such proceeds in his or her DWR or other Selected Broker-Dealer brokerage account; and (b) pay for the purchase of certain listed securities by automatic liquidation of Fund shares owned by the customer. In addition, there is an automatic purchase procedure whereby consenting DWR or other Selected Broker-Dealer customers who are shareholders of the Fund will have free cash credit balances in their DWR or other Selected Broker-Dealer brokerage accounts as of the close of business (4:00 p.m., New York time) on the last business day of each week (where such balances do not exceed $5,000) automatically invested in shares of the Fund the next following business day. Investors with free cash credit balances (i.e., immediately available funds) in brokerage accounts at DWR or another Selected Broker-Dealer will not have any of such funds invested in the Fund until the business day after the customer places an order with DWR or another Selected Broker-Dealer to purchase shares of the Fund and will not receive the daily dividend which would have been received had such funds been invested in the Fund on the day the order was placed with DWR or other Selected Broker-Dealers. Accordingly, DWR or other Selected Broker-Dealers may have the use of such free credit balances during such period.


PLAN OF DISTRIBUTION


   The Fund has entered into a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Act whereby the expenses of certain activities in connection with the distribution of Fund shares are reimbursed. The principal activities and services which may be provided by the Distributor, DWR, its affiliates or any other Selected Broker-Dealers under the Plan include: (1) compensation to and expenses of, DWR's and other Selected Broker-Dealers' account executives and other employees including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, the fee accrued was equal to payment at an annual rate of 0.10 of 1% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading (presently 4:00 p.m. New York time) on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the value of all assets of the Fund, subtracting its liabilities and dividing by the number of shares outstanding. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   The Fund utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of at least $5,000. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value, determined at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five days after the date of redemption. A shareholder wishing to make this election should do so on the Investment Application. The withdrawal plan may be terminated at any time by the Fund.


   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.


   Targeted Dividends. In states where it is legally permissible, shareholders may elect to have all shares of the Fund earned as a result of dividends paid in any given month redeemed as of the end of the month and invested in shares of any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds"), other than Dean Witter Tax-Free Daily Income Trust, at the net asset value per share of the selected Dean Witter Fund determined as of the last business day of the month, without the imposition of any applicable front-end sales charge or without the imposition of any applicable contingent deferred sales charge upon ultimate redemption. All such shares invested will begin to earn dividends, if any, in the selected Dean Witter Fund on the first business day of the succeeding month. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.


EXCHANGE PRIVILEGE


   An "Exchange Privilege," that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market and Dean Witter Liquid Asset Fund Inc. (which five Funds are called "money market funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (which nine Funds, including the Fund, are referred to herein as the "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other

Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.

   When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Dean Witter Multi-Class Fund having a different CDSC schedule from that of Global Short-Term or the Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule). During the period of time the shares originally purchased from Global Short-Term or from a Class of a Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a Dean Witter Multi-Class Fund or Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund (Trust) Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


   Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.


   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.


   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds or TCW/DW North American Government Income Trust pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances described in the Statement of Additional Information. Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on exchanges of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Funds pursuant to this Exchange Privilege by contacting their DWR or another Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between

9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of this Fund and the other Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent, for further information about the Exchange Privilege.


REDEMPTION OF FUND SHARES
-----------------------------------------------------------------------------


   A shareholder may withdraw all or any of his or her investments at any time, without penalty or charge, by redeeming shares through the Transfer Agent at the net asset value per share next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after the receipt of a redemption request meeting the applicable requirements as follows (all of which are subject to the General Redemption Requirements set forth below):

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them on an Investment Application. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an Investment Application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check.

   Shares will be redeemed at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by telephone or wire instructions.

   DWR and other participating Selected Broker-Dealers have informed the Distributor and the Fund that, on behalf of and as agent for their customers who are shareholders of the Fund, they will transmit to the Fund requests for redemption of shares owned by their customers. In such cases, the Trans-fer Agent will wire proceeds of redemptions to DWR's or another Selected Broker-Dealer's bank account for credit to the shareholders' accounts the following business day. DWR and other participating Selected Broker-Dealers have also informed the Distributor and the Fund that they do not charge for this service.

   Redemption instructions must include the share-holder's name and account number and be wired or called to the Transfer Agent:

   --800-869-NEWS (Toll-Free)

   --Telex No. 125076

3. BY MAIL


   A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering share certificates if any have been issued.


   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder.

GENERAL REDEMPTION REQUIREMENTS


   Written requests for redemption must be signed by the registered shareholder(s). If the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor), except in the case of redemption by check. Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable CDSC will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").


   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered share-holder(s) exactly as the account is registered. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes (if they are being mailed and not hand delivered) to the Transfer Agent. Signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (see above). Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor.


   All requests for redemption, all share certificates and all share assignments should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.


   Generally, the Fund will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   The Fund reserves the right, on sixty days notice, to redeem at net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $1,000, or such lesser amount as may be fixed by the Board of Trustees.

AUTOMATIC REDEMPTION PROCEDURE

   The Distributor has instituted an automatic redemption procedure which it may utilize to satisfy amounts due by a shareholder maintaining a bro-kerage account with DWR or another Selected Broker-Dealer, as a result of purchases of securities or other transactions in the shareholder's brokerage account. Under this procedure, if the shareholder elects to participate by so notifying DWR or other Selected Broker-Dealer, the shareholder's DWR or other Selected Broker-Dealer brokerage account will be scanned each business day prior to the close of business (4:00 p.m., New York time). After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at the close of business to satisfy any amounts for which the shareholder is obligated to make payment to DWR or another Selected Broker-Dealer. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and DWR or another Selected Broker-Dealer will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.


EASYINVEST (SERVICE MARK) -- AUTOMATIC REDEMPTION

   Shareholders may invest in shares of certain other Dean Witter Funds by subscribing to Easy- Invest, an automatic purchase plan which provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EasyInvest, a shareholder may direct that a sufficient number of shares of the Fund be automatically redeemed and the proceeds transferred automatically to the Dean Witter Funds' Transfer Agent, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Redemptions will be effected on the business day preceding the investment date and the Transfer Agent will receive the proceeds for investment on the day following the redemption date.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net investment income to shareholders of record as of the close of business the preceding business day. Dividends from net short-term capital gains, if any, will be paid periodically. Dividends from net long-term capital gains, if any, will be paid annually. The amount of dividend may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed the Fund's net investment income. Dividends are declared and automatically reinvested daily in additional full and fractional shares of the Fund (rounded to the last 1/100 of a share) at the net asset value per share at the close of business on that day. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


   Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the monthly payment date (which will be no later than the last business day of the month) and the proceeds will be paid to them by check. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

   Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.


   Taxes. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains, if any, to shareholders, and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, it is not expected that the Fund will be required to pay any federal income tax.


   The Fund intends to qualify to pay "exempt-in-terest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional Fund shares, will be excludable from gross income for federal income tax purposes to the extent net interest income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on "private activity bonds" (in general, bonds that benefit non-governmental entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item", under the alternative minimum tax, for both individual and corporate investors. A portion of the Fund's investments may be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum tax able income.


   Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Such dividends and distributions are taxable to the shareholder as ordinary income. Distributions of net long-term capital gains, if any, are taxable as net long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. No portion of such dividends or distributions will be eligible for the federal dividends received deduction for corporations.

   After the end of its calendar year, the shareholders will be sent a statement indicating the percentage of the dividend distributions for such taxable year which constitutes exempt-interest dividends and the percentage, if any, that is taxable and the percentage, if any, of the exempt-interest dividends which constitute an item of tax preference. This percentage should be applied uniformly to any distributions made during the taxable year to determine the proportion of dividends that is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month.


   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

   The Fund advises its shareholders annually as to the federal income tax status of distributions paid during each calendar year. To avoid being subject to a 31% federal withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

CURRENT AND EFFECTIVE YIELD


   From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a given seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of the investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund may also quote tax-equivalent yield which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

   Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund or the Transfer Agent at one of the telephone numbers or at the address set forth on the front cover of this Prospectus.

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    DEMAND
 THOUSANDS                                                                     RATE+     DATE*        VALUE
-----------------------------------------------------------------------------------------------------------------
            SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS (63.6%)
            ALABAMA
   $5,000   Birmingham Medical Clinic Board, University of Alabama Health
             Services Foundation Ser 1991  ..................................  3.65%   01/08/98    $5,000,000
            CALIFORNIA
    5,000   California Health Facilities Financing Authority, Catholic
             Healthcare West 1997 Ser B (MBIA)  .............................  3.35    01/08/98     5,000,000
            California Pollution Control Financing Authority,
    3,400    Pacific Gas & Electric Co 1996 Ser F ...........................  4.75    01/02/98     3,400,000
    3,000    Southern California Edison Co 1986 Ser A  ......................  4.20    01/02/98     3,000,000
    8,000   California Public Capital Improvements Financing Authority,
             Pooled Ser 1988 C  .............................................  3.75    03/15/98     8,000,000
    5,500   California Statewide Communities Development Authority, John
             Muir/Mt Diablo
             Health System Ser 1997 COPs (AMBAC)  ...........................  4.85    01/02/98     5,500,000
    6,600   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1996 B  ..  5.00    01/02/98     6,600,000
            COLORADO
    9,000   Colorado Health Facilities Authority, Kaiser Permanente 1994 Ser
             A  .............................................................  3.75    01/08/98     9,000,000
            CONNECTICUT
    5,000   Connecticut Health & Educational Facilities Authority, Yale
             University Ser T ...............................................  4.00    01/08/98     5,000,000
   10,000   Connecticut Special Assessment, Unemployment Compensation 1993
             Ser C (FGIC) ...................................................  3.90    07/01/98    10,000,000
            DISTRICT OF COLUMBIA
    4,800   District of Columbia, The American University Ser 1985  .........  3.85    01/08/98     4,800,000
            FLORIDA
    9,800   Dade County, Water & Sewer Ser 1994 (FGIC)  .....................  3.65    01/08/98     9,800,000
    6,100   Dade County Health Facilities Authority, Miami Children's
             Hospital Ser 1990  .............................................  5.20    01/02/98     6,100,000
   17,600   Dade County Industrial Development Authority, Dolphins Stadium
             Ser 1985 A  ....................................................  3.65    01/08/98    17,600,000
    4,500   Volusia County Health Facilities Authority, Pooled Ser 1985
             (FGIC)  ........................................................  3.70    01/08/98     4,500,000
            GEORGIA
   12,000   Georgia Municipal Association, Pool Ser 1990 COPs (MBIA)  .......  4.15    01/08/98    12,000,000
    5,500   Gwinnett County Hospital Authority, Gwinnett Hospital System Inc
             Ser 1997 B (MBIA)  .............................................  3.70    01/08/98     5,500,000
            HAWAII
    5,000   Hawaii Department of Budget & Finance, Kaiser Permanente
             Semiannual Tender Ser 1984 B  ..................................  3.75    03/02/98     5,000,000
            IDAHO
    8,000   Idaho Health Facilities Authority, St. Luke's Regional Medical
             Center Ser 1995  ...............................................  5.10    01/02/98     8,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               20

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    DEMAND
 THOUSANDS                                                                     RATE+     DATE*        VALUE
-----------------------------------------------------------------------------------------------------------------
            ILLINOIS
   $10,000  Illinois Educational Facilities Authority, Northwestern
             University Ser 1988  ...........................................  3.85%   01/08/98    $10,000,000
     5,000  Illinois Health Facilities Authority, Northwestern Memorial
             Hospital Ser 1995 ..............................................  5.05    01/02/98      5,000,000
    10,000  Illinois Toll Highway Authority, Refg Ser 1993-B (MBIA)  ........  3.65    01/08/98     10,000,000
    10,000  Oak Forest, Homewood South Suburban Mayors & Managers Assn Ser
             1989  ..........................................................  3.80    01/08/98     10,000,000
            INDIANA
     4,000  Indiana Hospital Equipment Financing Authority, Ser 1985 A
             (MBIA)  ........................................................  3.75    01/08/98      4,000,000
            KENTUCKY
     8,950  Mason County, East Kentucky Power Co-op Inc Ser 1984 (NRU-CFC
             Gtd)  ..........................................................  3.85    01/08/98      8,950,000
            LOUISIANA
    10,000  New Orleans Aviation Board, Ser 1993 B (MBIA)  ..................  3.80    01/08/98     10,000,000
            MASSACHUSETTS
     5,000  Massachusetts Bay Transportation Authority, 1984 Ser A  .........  3.75    03/01/98      5,000,000
            Massachusetts Health & Educational Facilities Authority,
     5,500   Amherst College Ser F  .........................................  3.90    01/08/98      5,500,000
     5,100   Harvard University Ser 1985 I  .................................  3.80    01/08/98      5,100,000
     2,000  Massachusetts Port Authority, Refg Ser 1995 A  ..................  4.75    01/02/98      2,000,000
            MINNESOTA
     1,600  Beltrami County, Environmental Northwood Panelboard Co Ser 1991 .  5.10    01/02/98      1,600,000
     4,600  Minneapolis & St Paul Housing & Redevelopment Authority,
             Childrens' Health Care Ser 1995 B (FSA)  .......................  5.30    01/02/98      4,600,000
            MISSOURI
     4,000  Missouri Health & Educational Facilities Authority, Washington
             University Ser 1996 C  .........................................  5.00    01/02/98      4,000,000
     7,700  St Louis County Industrial Development Authority, Charity
             Obligated Group - Daughters of Charity National Health
             System Ser 1997 E  .............................................  3.65    01/08/98      7,700,000
            NEW JERSEY
     4,000  Gloucester County, Mobil Oil Refining Corp Ser 1993 A  ..........  3.35    01/08/98      4,000,000
     1,600  New Jersey Economic Development Authority, Toys "R" Us Inc  .....  4.75    01/02/98      1,600,000
            NEW YORK
       400  New York State Dormitory Authority, Cornell University
             Ser 1990 B  ....................................................  4.75    01/02/98        400,000
            NORTH CAROLINA
     4,700  Asheville, Ser 1993 A COPs  .....................................  3.65    01/08/98      4,700,000
     5,000  North Carolina Medical Care Commission, Duke University Hospital
             Ser 1985 B  ....................................................  4.10    01/08/98      5,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               21

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    DEMAND
 THOUSANDS                                                                     RATE+     DATE*        VALUE
-----------------------------------------------------------------------------------------------------------------
            OHIO
   $9,900   Columbus, Unlimited Tax Ser 1995-1 ..............................  4.05%   01/08/98     $9,900,000
    2,100   Ohio Air Quality Development Authority, Mead Co 1986 Ser A ......  5.00    01/02/98      2,100,000
            OKLAHOMA
   11,465   Oklahoma Water Resources Board, State Loan Prog Ser 1994A & Ser
             1995  ..........................................................  3.75    03/02/98     11,465,000
            PENNSYLVANIA
    5,000   Pennsylvania Higher Education Facilities Authority, Thomas
             Jefferson University 1992 Ser C  ...............................  3.80    02/17/98      5,000,000
            SOUTH CAROLINA
            York County,
    7,815    North Carolina Electric Membership Corp, Ser 1984 N-5 (NRU-CFC
             Gtd)  ..........................................................  3.70    03/15/98      7,815,000
    8,650    Saluda River Electric Co-op Inc Ser 1984 E-1 & E-2 (NRU-CFC
             Gtd) ...........................................................  3.65    02/15/98      8,650,000
            TEXAS
    4,300   Nueces River Authority, Reynolds Metal Co Ser 1985  .............  5.20    01/02/98      4,300,000
    9,800   Texas, Veterans' Housing Assistance Fund I Ser 1995  ............  3.65    01/08/98      9,800,000
            UTAH
    7,000   Intermountain Power Agency, 1985 Ser F ..........................  3.75    03/16/98      7,000,000
            VIRGINIA
    5,000   Virginia Housing Development Authority, 1996 Ser H Subser H-STEM   3.84    04/16/98      5,000,000
            WEST VIRGINIA
    5,000   Pleasants County Commission, American Cyanamid Co Ser 1985 ......  3.85    01/08/98      5,000,000
            WISCONSIN
   10,000   Wisconsin Health & Educational Facilities Authority, Franciscan
             Health Care Inc Ser 1985 A-1  ..................................  3.70    01/08/98     10,000,000
                                                                                                 --------------
            TOTAL SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
            (Amortized Cost $328,980,000)  ..................................                      328,980,000
                                                                                                 --------------


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997, continued


                                                                                                   YIELD TO
 PRINCIPAL                                                                                         MATURITY
 AMOUNT IN                                                                    COUPON   MATURITY   ON DATE OF
 THOUSANDS                                                                     RATE      DATE      PURCHASE        VALUE
-----------------------------------------------------------------------------------------------------------------  -----
            TAX-EXEMPT COMMERCIAL PAPER (26.6%)
            COLORADO
   $6,800   Platte River Power Authority, Electric Subordinate Lien S-1  ....  3.75%   03/09/98      3.75%      $6,800,000
            GEORGIA
   11,700   Georgia Municipal Gas Authority, Southern Portfolio I Ser D  ....  3.80    02/23/98      3.80       11,700,000
            HAWAII
    6,200   Hawaii Department of Budget & Finance, Citizens Utilities Co Ser
             1985  ..........................................................  3.80    02/12/98      3.80        6,200,000
            INDIANA
    5,000   Petersburg, Indianapolis Power & Light Co Ser 1991  .............  3.75    01/29/98      3.75        5,000,000
            LOUISIANA
   12,000   Louisiana Public Finance Authority, Our Lady of the Lake
             Regional Medical Center Ser 1985 (FSA)  ........................  3.80    02/19/98      3.80       12,000,000
            MARYLAND
    6,000   Baltimore County, Ser 1995 BANs .................................  3.70    01/12/98      3.70        6,000,000
            MINNESOTA
    4,500   Rochester, Mayo Foundation/Mayo Medical Center Ser 1992 B  ......  3.75    02/24/98      3.75        4,500,000
            MISSOURI
    5,600   Missouri Health & Educational Facilities Authority, SSM Health
             Care Ser 1988 C  ...............................................  3.80    02/24/98      3.80        5,600,000
            NEW YORK
    5,000   New York State Power Authority, Ser 2  ..........................  3.70    01/14/98      3.70        5,000,000
            OHIO
    5,500   Ohio Air Quality Development Authority, Cleveland Electric
             Illuminating Co 1988 Ser B (FGIC)  .............................  3.75    02/13/98      3.75        5,500,000
            PENNSYLVANIA
            Pennsylvania,
    5,900    Ser 1997 A BANs ................................................  3.75    02/25/98      3.75        5,900,000
    5,000    Ser 1997 A BANs ................................................  3.75    03/10/98      3.75        5,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               23

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

                                                                                                   YIELD TO
 PRINCIPAL                                                                                         MATURITY
 AMOUNT IN                                                                    COUPON   MATURITY   ON DATE OF
 THOUSANDS                                                                     RATE      DATE      PURCHASE        VALUE
---------------------------------------------------------------------------------------------------------------------------
            TEXAS
            Houston,
   $8,100    1993 Ser A  ....................................................  3.75 %  03/12/98      3.75%       $8,100,000
    8,000    Water & Sewer Ser A  ...........................................  3.75    02/10/98      3.75         8,000,000
   10,000    Water & Sewer Ser A  ...........................................  3.80    02/17/98      3.80        10,000,000
    6,000   San Antonio, Electric & Gas Ser 1995 A  .........................  3.70    03/31/98      3.70         6,000,000
            VIRGINIA
    5,000   Virginia, 1997 Ser BANs .........................................  3.70    01/27/98      3.70         5,000,000
            WASHINGTON
            Seattle,
    4,000    Municipal Light & Power Ser 1990  ..............................  3.65    02/11/98      3.65         4,000,000
    3,500    Municipal Light & Power Ser 1991 B .............................  3.80    02/18/98      3.80         3,500,000
    2,500    Municipal Light & Power Ser 1991 B .............................  3.65    02/18/98      3.65         2,500,000
   11,500    Municipal Light & Power Ser 1991 B .............................  3.65    02/26/98      3.65        11,500,000
                                                                                                              --------------
            TOTAL TAX-EXEMPT COMMERCIAL PAPER (Amortized Cost $137,800,000)                                     137,800,000
                                                                                                              --------------
            SHORT-TERM MUNICIPAL NOTES (10.0%)
            COLORADO
    5,000   Colorado, Ser 1997 A TRANs, dtd 07/01/97 ........................  4.50    06/26/98      3.86         5,014,838
            IDAHO
    5,000   Idaho, Ser 1997 TANs, dtd 07/01/97 ..............................  4.625   06/30/98      3.88         5,017,679
            INDIANA
    5,000   Indiana Bond Bank, Advance Funding Ser 1997 A-2, dtd 02/04/97 ...  4.25    01/21/98      3.70         5,001,456
    3,025   Indianapolis Local Improvement Bond Bank, Ser 1997 C Notes, dtd
             06/19/97  ......................................................  4.375   01/08/98      3.76         3,025,349
            IOWA
    5,570   Iowa School Corporations, Warrant Certificates Ser A 1997-98
             (FSA),
             dtd 06/26/97  ..................................................  4.50    06/26/98      3.89         5,585,755
            MICHIGAN
   10,000   Michigan Municipal Bond Authority, Ser 1997 B Notes, dtd
             07/02/97  ......................................................  4.50    07/02/98      3.89        10,029,104
            NEW MEXICO
    5,000   New Mexico, Ser 1997-1998 TRANs, dtd 07/11/97  ..................  4.50    06/30/98      3.87         5,014,949
            PENNSYLVANIA
    4,000   Temple University, Ser 1997, dtd 05/19/97  ......................  4.75    05/18/98      3.90         4,012,270
            TEXAS
    5,000   Texas, Ser 1997 A TRANs, dtd 09/02/97  ..........................  4.75    08/31/98      3.85         5,028,587

                      SEE NOTES TO FINANCIAL STATEMENTS

                               24

DEAN WITTER TAX-FREE DAILY INCOME TRUST
PORTFOLIO OF INVESTMENTS December 31, 1997, continued

                                                                                                   YIELD TO
 PRINCIPAL                                                                                         MATURITY
 AMOUNT IN                                                                    COUPON   MATURITY   ON DATE OF
 THOUSANDS                                                                     RATE      DATE      PURCHASE        VALUE
---------------------------------------------------------------------------------------------------------------------------
            WISCONSIN
   $3,800   Wisconsin, Operating Notes of 1997, dtd 07/01/97  ...............  4.50%   06/15/98       3.85%      $3,810,761
                                                                                                              --------------
            TOTAL SHORT-TERM MUNICIPAL NOTES (Amortized Cost $51,540,748) ...                                    51,540,748
                                                                                                              --------------
            TOTAL INVESTMENTS (Amortized Cost $518,320,748)(a)  .............                       100.2 %     518,320,748
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  .................                        (0.2 )        (882,535)
                                                                                                              --------------
            NET ASSETS  .....................................................                       100.0 %    $517,438,213
                                                                                                 ============ ==============



------------
BANs       Bond Anticipation Notes.
COPs       Certificates of Participation.
NRU-CFC    National Rural Utilities -Cooperative Finance Corporation.
TANs       Tax Anticipation Notes.
TRANs      Tax and Revenue Anticipation Notes.
+          Rate shown is the rate in effect at December 31, 1997.
*          Date on which the principal amount can be recovered through demand.
(a)        Cost is the same for federal income tax purposes.
Bond Insurance:
AMBAC      AMBAC Indemnity Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997



 ASSETS:
Investments in securities, at value
 (amortized cost $518,320,748) ........................................    $518,320,748
Cash ..................................................................         458,689
Receivable for:
  Interest ............................................................       3,839,046
  Shares of beneficial interest sold ..................................           1,031
Prepaid expenses and other assets .....................................          41,868
                                                                        --------------
  TOTAL ASSETS ........................................................     522,661,382
                                                                        --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ...........................       4,830,825
  Investments management fee ..........................................         249,794
  Plan of distribution fee ............................................          50,797
Accrued expenses ......................................................          91,753
                                                                        ---------------
  TOTAL LIABILITIES ...................................................       5,223,169
                                                                        ---------------
  NET ASSETS ..........................................................    $517,438,213
                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital .......................................................    $517,440,266
Accumulated undistributed net investment income .......................             455
Accumulated net realized loss .........................................          (2,508)
                                                                        ---------------
  NET ASSETS ..........................................................    $517,438,213
                                                                        ===============
NET ASSET VALUE PER SHARE,
 517,440,266 shares outstanding (unlimited shares authorized of $.01
 par value) ...........................................................           $1.00
                                                                                  =====


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

 NET INVESTMENT INCOME:
INTEREST INCOME ........................    $19,905,584
                                         -------------
EXPENSES
Investment management fee ..............      2,695,933
Plan of distribution fee ...............        534,396
Transfer agent fees and expenses  ......        443,247
Registration fees ......................         99,947
Professional fees ......................         52,731
Shareholder reports and notices  .......         52,029
Custodian fees .........................         27,469
Trustees' fees and expenses ............         16,589
Other ..................................          8,428
                                         -------------
  TOTAL EXPENSES .......................      3,930,769
Less: expense offset ...................        (27,428)
                                         -------------
  NET EXPENSES .........................      3,903,341
                                         -------------
NET INVESTMENT INCOME AND NET INCREASE      $16,002,243
                                         =============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-FREE DAILY INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED              ENDED
                                                        DECEMBER 31, 1997  DECEMBER 31, 1996
------------------------------------------------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $ 16,002,243      $ 15,359,674
Net realized gain .....................................         --                 12,513
                                                        ----------------- -----------------
  NET INCREASE ........................................      16,002,243        15,372,187
Dividends from net investment income ..................     (16,002,394)      (15,359,493)
Net increase (decrease) from transactions in shares of
 beneficial interest ..................................      (4,440,989)          214,584
                                                        ----------------- -----------------
  NET INCREASE (DECREASE) .............................      (4,441,140)          227,278
NET ASSETS:
Beginning of period ...................................     521,879,353       521,652,075
                                                        ----------------- -----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $455 and $606, respectively) ........................    $517,438,213      $521,879,353
                                                        ================= =================


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland in 1980, commenced operations on February 20, 1981 and reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of

DEAN WITTER TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, the Distributor and other broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 1997, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 1997 aggregated $1,158,439,717 and $1,160,356,000, respectively.

DEAN WITTER TAX-FREE DAILY INCOME TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1997, continued

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $14,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,774. At December 31, 1997, the Fund had an accrued pension liability of $48,183 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                                  FOR THE YEAR      FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 1997  DECEMBER 31, 1996
                                               ----------------- -----------------
Shares sold ..................................    1,145,733,981     1,127,357,086
Shares issued in reinvestment of dividends  ..       16,002,394        15,359,493
                                               ----------------- -----------------
                                                  1,161,736,375     1,142,716,579
Shares repurchased ...........................   (1,166,177,364)   (1,142,501,995)
                                               ----------------- -----------------
Net increase (decrease) in shares
 outstanding..................................       (4,440,989)          214,584
                                               ================= =================


6. FEDERAL INCOME TAX STATUS

At December 31, 1997, the Fund had a net capital loss carryover of approximately $2,500 which will be available through December 31, 2002 to offset future capital gains to the extent provided by regulations.

7. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" table on page 4 of this Prospectus.

DEAN WITTER TAX-FREE DAILY INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER TAX-FREE DAILY INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing in the "Financial Highlights" table on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Tax-Free Daily Income Trust (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 6, 1998

                     1997 FEDERAL TAX NOTICE (unaudited)

       For the year ended December 31, 1997, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                                                         2 1 0 -
                                                         for office use only
                                                         DEAN WITTER
                                                         TAX-FREE DAILY
                                                         INCOME TRUST

APPLICATION

DEAN WITTER TAX-FREE DAILY INCOME TRUST


Send to: Dean Witter Trust FSB (the "Transfer Agent"), P.O. Box 1040, Jersey City, NJ 07303


-----------------------------------------------------------------------------
INSTRUCTIONS  For assistance in completing this application, telephone Dean
              Witter Trust FSB at (800) 869-NEWS (Toll-Free).
-----------------------------------------------------------------------------
TO REGISTER          1.
SHARES                     First Name                       Last Name
(please print)

-As joint tenants,   2.
 use line 1 & 2            First Name                       Last Name

              (Joint tenants with rights of survivorship unless otherwise specified)

                                                    Social Security Number
-As custodian       3.
 for a minor,                Minor's Name
 use lines 1 & 3
                                                Minor's Social Security Number

              Under the  Uniform Gifts to Minors Act
                    State of Residence of Minor

-In the name of a   4.
 corporation,               Name of Corporation, Trust (including trustee
 trust,                            name(s)) or Other Organization
 partnership
 or other
 institutional                                           Tax Identification
 investors, Number
 use line 4

                    If Trust, Date of Trust Instrument: ___________
-----------------------------------------------------------------------------

ADDRESS              ______________________________________________________

                     ______________________________________________________
                     City                   State                     Zip
            Code
-----------------------------------------------------------------------------
TO PURCHASE      [ ] CHECK (enclosed) $ (Make Payable to Dean Witter Tax-Free
SHARES:              Daily Income Trust)
Minimum Initial  [ ] WIRE* On __________     MF*  _____________________________
Investment:                    (Date)             (Control number, this
$5,000                                                 transaction)
            ___________________________________________________________________
            Name of Bank                                 Branch
            ___________________________________________________________________
            Address
            ___________________________________________________________________
            Telephone Number

            * For an initial investment made by wiring funds, obtain a control number by calling: (800) 869-NEWS (Toll Free) Your bank should wire to:

              Bank of New York for credit to account of Dean Witter Trust FSB

              Account Number: 8900188413
              Re: Dean Witter Tax-Free Daily Income Trust
              Account Of:__________________________________________________
                          (Investor's Account as Registered at the Transfer
                                             Agent)
              Control or Account Number: ___________________________________
                                         (Assigned by Telephone)
-----------------------------------------------------------------------------

                              OPTIONAL SERVICES

-----------------------------------------------------------------------------
            NOTE: If you are a current shareholder of Dean Witter Tax-Free Daily Income Trust, please indicate your fund account number here.
             2 1 0 -
-----------------------------------------------------------------------------
DIVIDENDS    All dividends will be reinvested daily in additional shares, unless the following option is selected:
             [ ] Pay income dividends by check at the end of each month.
-----------------------------------------------------------------------------
WRITE YOUR   [ ] Send an initial supply of checks.
OWN          FOR JOINT ACCOUNTS:
CHECK        [ ] Check this box if all owners are required to sign checks.
-----------------------------------------------------------------------------
SYSTEMATIC   [ ] Systematic Withdrawal Plan ($25 minimum)
WITHDRAWAL   [ ] Percentage of balance (annualized basis)
PLAN         $________     [ ] Monthly or  [ ] Quarterly
Minimum      [ ] 10th or   [ ] 25th of Month/Quarter
Account
Value:       _____ %       [ ] Monthly  [ ] Quarterly
$5,000                     [ ] 10th or  [ ] 25th of Month/Quarter

             [ ] Pay shareholder(s) at address of record.
             [ ] Pay to the following: (If this payment option is selected a signature guarantee is required)
            ________________________________________________________________
            Name
            ________________________________________________________________
            Address
            ________________________________________________________________
            City                       State                        Zip Code

-----------------------------------------------------------------------------
PAYMENT TO
PREDESIGNATED
BANK ACCOUNT

Bank Account must be in
same name as shares are
registered

Minimum Amount:
$1,000

[ ] Dean Witter Trust FSB is hereby authorized to honor telephonic or other instructions, without signature guarantee, from any person for the redemption of any or all shares of Dean Witter Tax-Free Daily Income Trust held in my (our) account provided that proceeds are transmitted only to the following bank account. (Absent its own negligence, neither Dean Witter Tax-Free Daily Income Trust nor Dean Witter Trust FSB (the "Transfer Agent") shall be liable for any redemption caused by unauthorized instruction(s)):
     _______________________________________________________________________
     Name & Bank Account Number
     ______________________________________________________________________
     Name of Bank
     _______________________________________________________________________
     (   )
     -----------------------------------------------------------------------
     Telephone Number of Bank

     ------------------------------------
     Bank's Routing Transmit Code
          (Ask Your Bank)
_______________________________________________________________________________

                  SIGNATURE AUTHORIZATION
_______________________________________________________________________________
FOR ALL ACCOUNTS

                NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE INFORMATION BELOW WILL REQUIRE AN AMENDMENT TO THIS FORM. THIS DOCUMENT IS IN FULL FORCE AND EFFECT UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY THE TRANSFER AGENT.

                The "Transfer Agent" is hereby authorized to act as agent for the registered owner of shares of Dean Witter Tax-Free Daily Income Trust (the "Fund") in effecting redemptions of shares and is authorized to recognize the signature(s) below in payment of funds resulting from such redemptions on behalf of the registered owners of such shares. The Transfer Agent shall be liable only for its own negligence and not for default or negligence of its correspondents, or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent.

                I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of Dean Witter Tax-Free Daily Income Trust and (we) further certify my
                (our) authority to sign and act for and on behalf of the investor.

                Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Note: You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.)

                For Individual, Joint and Custodial Accounts for Minors, Check Applicable Box:
                 [ ] I am a United States Citizen.
                 [ ] I am not a United States Citizen.

Name(s) must be signed ex-
actly the same as shown on
lines 1 to 4 on the reverse
side of this application

               SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)


               -----------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               SIGNED THIS__________________ DAY OF _________________, 19__.

       FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS

The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered Owner, and any _____ * of them ("Authorized Person(s)") is/are currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of the Fund for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

In addition, complete
Section A or B below.

               Name/Title                           Signature

               -----------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               ------------------------------------------------

               SIGNED THIS__________________ DAY OF _________________, 19__.

The Transfer Agent may, without inquiry, act only upon the instruction of ANY PERSON(S) purporting to be (an) Authorized Person(s) named in the Certification Form last received by the Transfer Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses resulting from the Transfer Agent having acted upon any instruction reasonably believed genuine.
-------------------------------------------------------------------------------
* INSERT A NUMBER UNLESS OTHERWISE INDICATED, THE TRANSFER AGENT MAY HONOR INSTRUCTIONS OF ANY ONE OF THE PERSONS NAMED ABOVE.
-------------------------------------------------------------------------------
SECTION (A)
CORPORATIONS AND INCORPORATED ASSOCIATIONS ONLY.

SIGN ABOVE AND COMPLETE THIS SECTION

SIGNATURE GUARANTEE** (or Corporate Seal)

SIGNATURE GUARANTEE** (or Corporate Seal)

NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS REQUIRED.

I, ________________________________ Secretary of the Registered Owner, do
hereby certify that at a meeting on _________________ at which a quorum was present throughout, the Board of Directors of the corporation/ the officers of the association duly adopted a resolution, which is in full force and effect and in accordance with the Registered Owners's charter and by-laws, which resolution did the following: (1) empowered the above-named Authorized Person(s) to effect securities transactions for the Registered Owner on the terms described above, (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify the Transfer Agent when changes in office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until the Transfer Agent receives a duly executed amendment to the Certification Form.

Witness my hand on behalf of the corporation/association this ____ day of _____________ 19__.

                                        ---------------------------------------
                                                        Secretary**

The undersigned officer (other than the Secretary) hereby certificates that the foregoing instrument has been signed by the Secretary of the corporation/association.

           -------------------------------------------------------------------
           Certifying Officer of the Corporation or Incorporated Association**
-------------------------------------------------------------------------------
SECTION (B)
ALL OTHER INSTITUTIONAL INVESTORS

SIGNATURE GUARANTEE**

SIGN ABOVE AND COMPLETE THIS SECTION

NOTE: A SIGNATURE GUARANTEE IS REQUIRED.


                                   -------------------------------------------
                                                   Certifying
                                     Trustee(s) General Partner(s) Other(s)**


                                   --------------------------------------------
                                                   Certifying
                                     Trustee(s) General Partner(s) Other(s)**


----------------------------------------------------------------------
**SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
-------------------------------------------------------------------------------
DEALER
(if any) Completion by dealer only

Above signature(s) guaranteed, Prospectus has been delivered by unresigned to above-named applicant(s).


---------------------        --------------------------------------------------
Firm Name                    Officer Number-Account Number at Dealer-A/E Number


---------------------        --------------------------------------------------
Address                      Account Executive's Last Name


---------------------        --------------------------------------------------
City, State, Zip Code        Branch Office


* 1994 Dean Witter Distributors Inc.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter California Tax-Free Daily Income Trust
Dean Witter Liquid Asset Fund Inc.
Dean Witter New York Municipal Money Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Capital Growth Securities
Dean Witter Developing Growth Securities Trust
Dean Witter Dividend Growth Securities Inc.
Dean Witter European Growth Fund Inc.
Dean Witter Financial Services Trust
Dean Witter Fund of Funds
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter Health Sciences Trust
Dean Witter Income Builder Fund
Dean Witter Information Fund
Dean Witter International SmallCap Fund
Dean Witter Japan Fund
Dean Witter Market Leader Trust
Dean Witter Mid-Cap Growth Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Special Value Fund
Dean Witter S&P 500 Index Fund
Dean Witter Utilities Fund
Dean Witter Value-Added Market Series
Dean Witter World Wide Investment Trust
Morgan Stanley Dean Witter Competitive Edge Fund,
 "Best Ideas" Portfolio

ASSET ALLOCATION FUNDS
Dean Witter Global Asset Allocation Fund
Dean Witter Strategist Fund

FIXED-INCOME FUNDS
Dean Witter Balanced Income Fund
Dean Witter California Tax-Free Income Fund
Dean Witter Convertible Securities Trust
Dean Witter Diversified Income Trust
Dean Witter Federal Securities Trust
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Hawaii Municipal Trust
Dean Witter High Yield Securities Inc.
Dean Witter Intermediate Income Securities
Dean Witter Intermediate Term U.S. Treasury Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Multi-State Municipal Series Trust
Dean Witter New York Tax-Free Income Fund
Dean Witter Short-Term Bond Fund
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter World Wide Income Trust

DEAN WITTER RETIREMENT SERIES
American Value Series
Capital Growth Series
Dividend Growth Series
Global Equity Series
Intermediate Income Securities Series
Liquid Asset Series
Strategist Series
U.S. Government Money Market Series
U.S. Government Securities Series
Utilities Series
Value-Added Market Series

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust
Active Assets Money Trust
Active Assets Tax-Free Trust

  Dean Witter
  Tax-Free Daily Income Trust
  Two World Trade Center
  New York, New York 10048

  TRUSTEES
  Michael Bozic
  Charles A. Fiumefreddo
  Edwin J. Garn
  John R. Haire
  Wayne E. Hedien
  Dr. Manuel H. Johnson
  Michael E. Nugent
  Philip J. Purcell
  John L. Schroeder

  OFFICERS
  Charles A. Fiumefreddo
  Chairman and Chief Executive Officer

  Barry Fink
  Vice President, Secretary and
  General Counsel

  Katherine H. Stromberg
  Vice President

  Thomas F. Caloia
  Treasurer

  CUSTODIAN
  The Bank of New York
  90 Washington Street
  New York, New York 10286

  TRANSFER AGENT AND
  DIVIDEND DISBURSING AGENT
  Dean Witter Trust FSB
  Harborside Financial Center,
  Plaza Two
  Jersey City, New Jersey 07311

  INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP
  1177 Avenue of the Americas
  New York, New York 10036

  INVESTMENT MANAGER
  Dean Witter InterCapital Inc.

                                                 DEAN WITTER
                                                 TAX-FREE DAILY
                                                 INCOME TRUST

                                                 PROSPECTUS--FEBRUARY 27, 1998

                                                                 DEAN WITTER
                                                                 TAX-FREE
                                                                 DAILY
                                                                 INCOME TRUST


STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 27, 1998
-----------------------------------------------------------------------------

   Dean Witter Tax-Free Daily Income Trust (the "Fund") is a no-load open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity. The Fund seeks to achieve its objective by investing primarily in high quality tax-exempt securities with short-term maturities, including Municipal Bonds, Municipal Notes and Municipal Commercial Paper. (See "Investment Practices and Policies.")


   The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"). Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of the average daily net assets of the Fund.


   A Prospectus for the Fund dated February 27, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge by request of the Fund at its address or at the telephone number listed below. This Statement of Additional Information contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter Tax-Free Daily Income Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS (toll-free) or
(212) 392-2550

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and its Management............  3
Trustees and Officers..................   6
Investment Practices and Policies .....  12
Investment Restrictions................  15
Portfolio Transactions and Brokerage ..  17
Purchase of Fund Shares................  18
How Net Asset Value is Determined .....  25
Redemption of Fund Shares..............  27
Dividends, Distributions and Taxes ....  28
Description of Shares .................  31
Custodian and Transfer Agent...........  31
Reports to Shareholders................  31
Independent Accountants................  32
Legal Counsel..........................  32
Experts................................  32
Registration Statement.................  32
Financial Statements--December 31,
 1997 .................................  32
Appendix...............................  33

THE FUND AND ITS MANAGEMENT
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THE FUND

   The Fund was incorporated in the state of Maryland on March 24, 1980 under the name InterCapital Reserve Cash Management Inc. From May 19, 1980 to August 15, 1980, the Fund was engaged in operations as a publicly held, open-end investment company of the type commonly known as a money market fund. On August 15, 1980, the Fund terminated its operations as a money market fund in response to changes in regulations promulgated by the Federal Reserve Board. At that time, substantially all of the Fund's assets were transferred to lnterCapital Liquid Asset Fund Inc., another money market fund, as part of an offer of exchange made to the Fund's shareholders. On October 13, 1980 the Fund's sole remaining shareholder, Dean Witter Reynolds InterCapital Inc. ("InterCapital"), approved a change in the Fund's name to lnterCapital Tax-Free Daily Income Fund Inc. and an amendment to the Fund's investment objective and fundamental investment policies to those set forth in the Prospectus and this Statement of Additional Information. The Fund offered its shares for sale to the public, commencing on February 20, 1981. On March 21, 1983 the Fund's name was changed to Dean Witter/Sears Tax-Free Daily Income Fund Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust with the name Dean Witter/Sears Tax-Free Daily Income Trust. On February 19, 1993, the Fund's name was changed to its current name, Dean Witter Tax-Free Daily Income Trust.


   As of December 31, 1997 no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage of ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc., a Delaware corporation (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."


   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Exempt Securities Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Variable Investment Series, Dean Witter Select Dimensions Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State

Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Global Asset Allocation Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund--"Best Ideas" Portfolio, Active Assets Money Trust, Active Assets California Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, and TCW/DW Total Return Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund and the cost of printing (in excess of costs borne by the Fund) and distributing prospectuses and supplements thereto of the Fund used for sales purposes.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), (see "Purchase of Fund Shares") will be paid by the Fund. Such expenses include, but are not limited to: the distribution fee under the Plan pursuant to Rule 12b-1 (see "Purchase of Fund Shares"); charges and expenses of any registrar, custodian and stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates, registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees meetings and of preparing, printing, including typesetting, and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, distribution, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of Industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion. For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Fund accrued to the Investment Manager total compensation of $2,793,438, $2,738,887 and $2,695,933, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


   The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on October 30, 1992, and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days notice, by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager.

   Under its terms, the Agreement has an initial term ending April 30, 1999, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 84 Dean Witter Funds and the 14 TCW/DW Funds, are shown below.



    NAME, AGE, POSITION WITH FUND AND ADDRESS            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
Michael Bozic (57)                                 Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                            Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                   the Dean Witter Funds; formerly President and Chief Executive
6111 Broken Sound Parkway, N.W.                    Officer of Hills Department Stores (May, 1991-July, 1995);
Boca Raton, Florida                                formerly variously Chairman, Chief Executive Officer,
                                                   President and Chief Operating Officer (1987-1991) of the Sears
                                                   Merchandise Group of Sears, Roebuck and Co.; Director of
                                                   Eaglemark Financial Services, Inc., The United Negro College
                                                   Fund and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)                       Chairman, Chief Executive Officer and Director of InterCapital,
Trustee, Chairman, President and Chief             Distributors and DWSC; Executive Vice President and Director
Executive Officer                                  of DWR; Chairman, Director or Trustee, President and Chief
Two World Trade Center                             Executive Officer of the Dean Witter Funds; Chairman, Chief
New York, New York                                 Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                                   and Director of Dean Witter Trust FSB ("DWT"); Director and/or
                                                   officer of various MSDWD subsidiaries.

                                6

    NAME, AGE, POSITION WITH FUND AND ADDRESS            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
Edwin J. Garn (65)                                 Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                            States Senator (R-Utah)(1974-1992) and Chairman, Senate
c/o Huntsman Chemical Corporation                  Banking Committee (1980-1986); formerly Mayor of Salt Lake
500 Huntsman Way                                   City, Utah (1971-1974); formerly Astronaut, Space Shuttle
Salt Lake City, Utah                               Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                                   Corporation; Director of Franklin Covey (time management
                                                   systems); John Alden Financial Corp. (health insurance); United
                                                   Space Alliance (joint venture between Lockheed Martin and
                                                   Boeing Company) and Nuskin Asia Pacific (multilevel marketing);
                                                   Member of the board of various civic and charitable
                                                   organizations.
John R. Haire (73)                                 Chairman of the Audit Committee and Chairman of the Committee
Trustee                                            of Independent Directors or Trus-tees and Director or Trustee
Two World Trade Center                             of the Dean Witter Funds; Chairman of the Audit Committee
New York, New York                                 and Chairman of the Committee of the Independent Trustees
                                                   and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive
                                                   Officer of Anchor Corporation, an Investment Adviser
                                                   (1964-1978).
Wayne E. Hedien (64)                               Retired; Director or Trustee of the Dean Witter Funds; Director
Trustee                                            of The PMI Group, Inc. (private mortgage insurance); Trustee
c/o Gordon Altman Butowsky                         and Vice Chairman of The Field Museum of Natural History;
 Weitzen Shalov & Wein                             formerly associated with the Allstate Companies (1966- 1994),
Counsel to the Independent Trustees                most recently as Chairman of The Allstate Corporation (March,
114 West 47th Street                               1993-December, 1994) and Chairman and Chief Executive Officer
New York, New York                                 of its whollyowned subsidiary, Allstate Insurance Company
                                                   (July, 1989-December, 1994); director of various other business and charitable organizations.
Dr. Manuel H. Johnson (49)                         Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                            firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.              (G7C), an international economic commission; Director or
1133 Connecticut Avenue, N.W.                      Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds;
Washington, D.C.                                   Director of NASDAQ (since June, 1995); Director of Greenwich
                                                   Capital Markets Inc. (broker-dealer); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant
                                                   Secretary of the U.S. Treasury (1982-1986).

                                7

    NAME, AGE, POSITION WITH FUND AND ADDRESS            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
Michael E. Nugent (61)                             General Partner, Triumph Capital, L.P., a private investment
Trustee                                            partnership; Director or Trustee of the Dean Witter Funds;
c/o Triumph Capital, L.P.                          Trustee of the TCW/DW Funds; formerly Vice President, Bankers
237 Park Avenue                                    Trust Company and BT Capital Corporation (1984-1988); Director
New York, New York                                 of various business organizations.
Philip J. Purcell* (54)                            Chairman of the Board of Directors and Chief Executive Officer
Trustee                                            of MSDWD, DWR and Novus Credit Services Inc.; Director of
1585 Broadway                                      InterCapital, DWSC and Distributors; Director or Trustee of
New York, New York                                 the Dean Witter Funds; Director and/or officer of various
                                                   MSDWD subsidiaries.
John L. Schroeder (67)                             Retired; Director or Trustee of the Dean Witter Funds; Trustee
Trustee                                            of the TCW/DW Funds; Director of Citizens Utilities Company;
c/o Gordon Altman Butowsky Weitzen                 formerly Executive Vice President and Chief Investment Officer
 Shalov & Wein                                     of the Home Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

Barry Fink (43)                                    Senior Vice President (since March, 1997) and Secretary and
Vice President, Secretary and General Counsel      General Counsel (since February, 1997) of InterCapital and
Two World Trade Center                             DWSC; Senior Vice President (since March, 1997), Assistant
New York, New York                                 Secretary and Assistant General Counsel of Distributors (since
                                                   February, 1997); Assistant Secretary of DWR (since August,
                                                   1996); Vice President, Secretary and General Counsel of the
                                                   Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                                   previously First Vice President (June, 1993- February, 1997);
                                                   Vice President (until June, 1993) and Assistant General Counsel of InterCapital and DWSC and Assistant Secretary of the Dean
                                                   Witter Funds and the TCW/DW Funds.
Katherine H. Stromberg (49)                        Vice President of InterCapital; Vice President of various
Vice President                                     Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                              First Vice President and Assistant Treasurer of InterCapital
Treasurer                                          and DWSC and Treasurer of the Dean Witter Funds and the TCW/DW
Two World Trade Center                             Funds.
New York, New York


------------
* "Interested persons", as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, and Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and

Director of DWT and Peter M. Avelar, Jonathan R. Page and James F. Willison, Senior Vice Presidents of InterCapital, and Joseph R. Arcieri and Gerard J. Lian, Vice Presidents of InterCapital are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of January 31, 1998, the Dean Witter Funds had total net assets of approximately $96 billion and more than five million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.

                              FUND COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,650
Edwin J. Garn ..............       1,850
John R. Haire ..............       3,800
Wayne E. Hedien.............         482
Dr. Manuel H. Johnson  .....       1,800
Michael E. Nugent ..........       1,850
John L. Schroeder...........       1,850



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS


                                                             FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEES OF    FOR SERVICE AS
                                                               INDEPENDENT      CHAIRMAN OF         TOTAL
                           FOR SERVICE                         DIRECTORS/      COMMITTEES OF     COMPENSATION
                          AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND      INDEPENDENT          PAID
                           TRUSTEE AND       TRUSTEE AND          AUDIT           TRUSTEES     FOR SERVICES TO
                         COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS             FUNDS             FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
----------------------  ----------------- ----------------  ---------------- ----------------  ---------------
Michael Bozic .........      $133,602               --                --               --          $133,602
Edwin J. Garn .........       149,702               --                --               --           149,702
John R. Haire .........       149,702          $73,725          $157,463          $25,350           406,240
Wayne E. Hedien........        39,010               --                                               39,010
Dr. Manuel H. Johnson         145,702           71,125                --               --           216,827
Michael E. Nugent  ....       149,702           73,725                --               --           223,427
John L. Schroeder......       149,702           73,725                --               --           223,427


   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an
Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.
---------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                  FOR ALL ADOPTING FUNDS
                             --------------------------------
                                                                                          ESTIMATED ANNUAL
                                ESTIMATED                        RETIREMENT BENEFITS          BENEFITS
                                 CREDITED                        ACCRUED AS EXPENSES     UPON RETIREMENT(2)
                                  YEARS          ESTIMATED   -------------------------  ------------------
                              OF SERVICE AT    PERCENTAGE OF                 BY ALL       FROM    FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE      ADOPTING      THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      FUND         FUNDS       FUND     FUNDS
---------------------------  --------------- ---------------  ---------- -------------  ------- ----------
Michael Bozic ..............        10             50.0%         $ 349      $ 20,499     $  875   $ 47,025
Edwin J. Garn ..............        10             50.0            497        30,878        875     47,025
John R. Haire ..............        10             50.0           (835)(3)   (19,823)(3)  2,211    127,897
Wayne E. Hedien.............         9             42.5              0             0        744     39,971
Dr. Manuel H. Johnson  .....        10             50.0            210        12,832        875     47,025
Michael E. Nugent ..........        10             50.0            354        22,546        875     47,025
John L. Schroeder...........         8             41.7            672        39,350        729     39,504

---------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.


   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

PORTFOLIO SECURITIES


   Municipal Bonds. Municipal Bonds, as referred to in the Prospectus, are debt obligations of states, cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of their issuance of one year or more. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

   Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity, at the time of issuance, ranging from six months to three years the interest from which is, in the opinion of bond counsel, exempt from federal income tax. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States. Project notes are not currently being issued.

   Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax, and which may be issued at discount and are sometimes referred to as Short-Term Discount Notes. They are likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   The two principal classifications of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes and commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes and commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities and, in some cases, from specific revenue sources. Revenue bonds, notes and commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly in the instance of revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuer to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

PORTFOLIO MANAGEMENT

   Variable Rate and Floating Rate Obligations. As stated in the Prospectus, the Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations could enhance the ability of the Fund to maintain a stable net asset value per share (see "Purchase of Fund Shares--Determination of Net Asset Value" in the Prospectus) and to sell obligations prior to maturity at a price approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

   When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of Municipal Obligations on a when-issued or delayed delivery basis. During the fiscal year ended December 31, 1997, the Fund's investments in when-issued and delayed delivery securities did not exceed 5% of the Fund's net assets.


   Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, which is usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


   While the repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the purchase price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs. Additionally, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act or the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 10% of its total net assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. However, during the fiscal year ended December 31, 1997, the Fund did not enter into any repurchase agreements.


   Put Options. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. Consistent with the Fund's investment objectives and subject to the supervision of the Board of Trustees, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, or to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during the periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.


   The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Board of Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Board has directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer. During the fiscal year ended December 31, 1997, the Fund did not purchase any put options.


   It is the position of the staff of the Securities and Exchange Commission that certain provisions of the Act may be deemed to prohibit the Fund from purchasing puts from broker-dealers without an exemptive order. Until such an order is obtained, the Fund will purchase puts only from commercial banks. There is no assurance such an order, if applied for, will be obtained. The duration of puts, which will not exceed 60 days, will not be a factor in determining the weighted average maturity of the Fund's portfolio securities.

   In the Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes. In connection therewith, the Fund has received an opinion of counsel to the effect that interest on Municipal Obligations subject to puts will be tax-exempt to the Fund.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at a Meeting of Shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in common stock.

     2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

     4. Purchase or sell commodities or commodity futures contracts.

     5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     6. Write, purchase or sell puts, calls, or combinations thereof except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

     7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     9. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (8). To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

     10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with restrictions described above.

     11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

     12. Make short sales of securities.

     13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund, regarding purchases and sale of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Management by any amount that may be attributable to the value of such services.


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any principal transaction with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees (as defined in the Act), have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Fund paid no brokerage commissions to an affiliated broker or dealer.


   Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Board of Trustees reviews, periodically, the allocation of brokerage orders to monitor the operation of these policies.

   Portfolio turnover rate is defined as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Because the Fund's portfolio consists of municipal obligations maturing within one year, the Fund is unable to predict its turnover rate as so defined. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales of maturities of such securities will be substantial. Brokerage commissions are not normally charged on purchases and sales of short-term municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   As discussed in the Prospectus, the Fund offers its shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and a wholly-owned subsidiary of MSDWD, shares of the Fund are distributed by the Distributor and through certain selected broker-dealers who have entered into agreements with the Distributor ("Selected Broker-Dealer") at an offering price equal to the net asset value per share next determined following receipt of an effective purchase order (accompanied by Federal Funds). Dealers in the securities markets in which the Fund will invest usually require immediate payment in Federal Funds. Since the payment by a Fund shareholder for his or her other shares cannot be invested until it is converted into and available to the Fund in Federal Funds, the Fund requires such payments to be so available before a share purchase order can be considered effective. All checks submitted for payment are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars in a United States bank.


   The Board of Trustees of the Fund, including a majority of the Trustees who are not and were not at the time of their vote "Interested persons" (as defined in the Act) of either party to the Distribution Agreement (the "Independent Trustees"), approved, at its meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to a prior Distribution Agreement except for dates of effectiveness and termination. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.


SHAREHOLDER INVESTMENT ACCOUNT


   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Fund's Transfer Agent, Dean Witter Trust FSB (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account directly through the Transfer Agent, the shareholder will be mailed a written confirmation of such transaction.


   Direct Investments Through Transfer Agent. A shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check payable to Dean Witter Tax-Free Daily Income Trust in any amount, not less than $100, directly to the Transfer Agent. The shares so purchased will be credited to the Shareholder Investment Account.

   Account Statements. All purchases of Fund shares will be credited to the shareholder in a Shareholder Investment Account maintained for the shareholder by the Transfer Agent in full and fractional shares of the Fund (rounded to the nearest 1/100 of a share with the exception of purchases made through reinvestment of dividends). A statement of the account will be mailed to the shareholder after each shareholder instituted purchase or redemption transaction effected through the Transfer Agent. A quarterly statement of the account is sent to all shareholders. Share certificates will not be issued unless requested in writing by the shareholder. No certificates will be issued for fractional shares or to shareholders who have elected the checking account or predesignated bank account methods of withdrawing cash from their accounts.


   The Fund and the Distributor reserve the right to reject any order for the purchase of shares of the Fund. In addition, the offering of Fund shares may be suspended at any time and resumed at any time thereafter.


EXCHANGE PRIVILEGE


   As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any of the Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for 30 days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Fund, Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter New York Municipal Money Market Trust, or Dean Witter California Tax-Free Daily Income Trust (these five funds are hereinafter called "money market funds") or Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (these nine funds, including the Fund, are hereinafter referred to as the "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


   When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of the Fund or any other Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the contingent CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder actually held shares in a Dean Witter Multi-Class Fund or Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or Global Short-Term are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of an FSC Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and
(iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the exchange procedures described in the Dean Witter Multi-Class Fund Prospectus under the caption "Purchase of Fund Shares" and in the Global Short-Term Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for DWR and for the shareholder's Selected Broker-Dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, Distributor, or any Selected Broker-Dealer.

   Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.

   The Distributor and any Selected Broker-Dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to DWR or any Selected Broker-Dealer for any transactions pursuant to this Exchange Privilege.


   Shares of the Fund acquired pursuant to the Exchange Privilege will be held by the Fund's transfer agent in an Exchange Privilege account distinct from any account of the same shareholder who may have acquired shares of the Fund directly. A shareholder of the Fund will not be permitted to make additional investments in such Exchange Privilege account except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Exchange Privilege account may not thereafter be placed back into that Exchange Privilege account, except by utilizing the Reinstatement Privilege (see "Redemptions and Repurchases--Reinstatement Privilege" in the Dean Witter Multi-Class Fund, Global Short-Term Fund or FSC Fund Prospectus). If such a shareholder desires to make any additional investments in the Fund, a separate account will be maintained for receipt of such investments. The Fund will have additional costs for account maintenance if a shareholder has more than one account with the Fund.


   The Fund also maintains Exchange Privilege Accounts for shareholders who acquired their shares of the Fund pursuant to exchange privileges offered by other investment companies with which the Investment Manager is not affiliated. The Fund also expects to make available such exchange privilege accounts to other investment companies that may hereafter be managed by the Investment Manager.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege Account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust (although that fund may, in its discretion, accept initial purchases of as low as $5,000) and $5,000 for the Fund, Dean Witter Liquid Asset Fund Inc., Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds or TCW/DW North American Government Income Trust, including personal services to shareholders and maintenance of shareholder accounts, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made. For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

PLAN OF DISTRIBUTION


   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Fund are reimbursed. The Plan was initially approved by the Board of Trustees on April 15, 1987 and by the Fund's shareholders on April 20, 1987. The Plan is substantially identical to the agreement of distribution adopted by the Fund in 1983 and which was in effect until the reorganization of the Fund in 1987 as a Massachusetts business trust. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

   The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, including personal services to shareholders and maintenance of shareholder accounts, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of DWR's and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through monthly payments in amounts determined in advance of each calendar quarter by the Trustees, including a majority of the Independent Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expense incurred pursuant to the Plan will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to account executives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

   The Distributor has informed the Fund that the entire amount of the fees payable by the Fund each year pursuant to the Plan is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is a payment made for personal service and/or maintenance of shareholder accounts.

   DWR's account executives are credited with an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record. The residual is a charge which reflects residual commissions paid by DWR to its account executives and expenses of DWR associated with the sale and promotion of Fund shares and the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

   The Fund accrued $534,396 to the Distributor, pursuant to the Plan of Distribution, for its fiscal year ended December 31, 1997. The amount accrued is equivalent to an annual rate of 0.10 of 1% of the Fund's average daily net assets for its fiscal year ended December 31, 1997. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders--$-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and (vi) other, which accrued for expenses relating to compensation of sales personnel and other miscellaneous expenses--$534,396. No payments under the Plan were made for overhead, interest, carrying or other financing charges.


   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent Trustees. An amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the holders of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the 12b-1 Trustees.

   Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan, they consider its continued appropriateness and the level of compensation provided therein.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above, the share distribution activities, theretofore performed by the Fund or for the Fund by DWR were assumed by the Distributor and DWR's, sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to the Investment Manager as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other Selected Broker-Dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses.


   At their meeting held on April 24, 1997, the Board of Trustees approved the continuance of the Plan until April 30, 1998. In making their determination to continue the Plan until April 30, 1998, the Board of Trustees, including all of the Independent Trustees, arrived at the conclusion that the Plan had benefited the Fund. This conclusion was based upon the Investment Manager's belief that the expenditures made pursuant to the Plan had tended to arrest the decline of Fund assets by meeting the competitive efforts of other, similar financial products, and had encouraged the account executives employed by DWR and other Selected Broker-Dealers to increase their efforts in selling shares of the Fund. The Board of Trustees, including the Independent Trustees, also concluded that, in their judgment, there is a reasonable likelihood that the Plan will continue to benefit the Fund and its shareholders.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan and Agreement except to the extent that the Distributor, InterCapital, DWR, DWSC or the Investment Manager or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

HOW NET ASSET VALUE IS DETERMINED
-----------------------------------------------------------------------------


   As discussed in the Prospectus, the net asset value of the Fund is determined as of the close of trading on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of shares of the Fund. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses mark to market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


   The Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and pursuant to an order of exemption granted to the Fund by the Securities and Exchange Commission, dated February 18, 1981 (the "Order"), and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Fund's Board of Trustees is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) (i) the procedures include calculation, at such intervals as are reasonable in light of current market conditions, of the deviation, if any between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities (for the purpose of determining market value, securities as to which the Fund has a "put" will be valued at the higher of market value or exercise price); (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it, and (iii) maintenance of written records of the procedures, the Trustees considerations made pursuant to them and any actions taken upon such consideration; the Trustees will consider what steps should be taken, if any, in the event of a difference of more than 0.50 of 1% between the two methods of valuation; and (c) the Trustees should take such action as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, material dilution or other unfair results to investors or existing shareholders. Such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund; withholding dividends; utilizing a net asset value per share as determined by using available market quotations or reducing the number of its outstanding shares. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Fund's capital a number of shares which represent the difference between the amortized cost valuation and market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Fund.


   The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which are Eligible Securities as defined below. The Rule also requires the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

   At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. Repurchase agreements are valued at the face value of the repurchase agreement plus any accrued interest thereon to date.


   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.


   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


   An Eligible Security generally is defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (a) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (b) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (iii) an Unrated Security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the money market fund's board of directors.


   As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or are determined to be of comparable quality that are "conduit securities" as that term is defined in the Rule: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities of any one issuer.

   The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Directors determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

   If the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such changes.


   In determining the "maturity" of variable rate Municipal Obligations, the Board of Trustees of the Fund has adopted procedures under which the longer of (i) the date upon which the Fund may obtain prepayment of the principal amount of an obligation (provided demand for prepayment may be made on not more than seven days' notice) or (ii) the date upon which the interest rate of a variable rate obligation is required to be next adjusted, may in certain circumstances be considered as the maturity date of the obligation. In addition, the presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer of a Municipal Obligation may be taken into account by the Board of Trustees in determining whether an investment is of "high quality."

   The Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Fund's net asset value. The amounts of such gains and losses will be considered by the Board of Trustees in determining the action to be taken to maintain the Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark to market basis. Under these circumstances the Fund may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

REDEMPTION OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund may be redeemed at net asset value at any time. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared.

   A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Subject to the foregoing, if a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

   The Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Fund's investors.

   As discussed in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholders have a value of less than $1,000 or such lesser amounts as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of his or her shares is less than $1,000 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $1,000 or more before the redemption is processed.


   It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of at least $5,000, which provides for monthly or quarterly checks in any dollar amount not less than $25, or in any whole percentage of the account balance, on an annualized basis. The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five days after the date of redemption. The withdrawal plan may be terminated at any time by the Fund.

   Any shareholder who wishes to have payments under the withdrawal plan made to a third party, or sent to an address other than the one listed on the account, must send complete written instructions to the Transfer Agent to enroll in the withdrawal plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the withdrawal plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the withdrawal plan account (see "Redemption of Fund Shares" in the Prospectus) at any time. If the number of shares redeemed is greater than the number of shares paid as dividends, such redemptions may, of course, eventually result in liquidation of all the shares in the account. The automatic cash withdrawal method of redemption is not available for shares held in an Exchange Privilege Account.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund intends to declare dividends, payable on each day the New York Stock Exchange is open for business and distribute all of its daily net investment income to shareholders of record as of the close of business the preceding business day.

   In computing net investment income, the Fund will amortize any premiums and original issue discount on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.


   Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than 12 months to more than 18 months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than 5 years and that are acquired after December 31, 2000 is 18%.

   At December 31, 1997, the Fund had a net capital loss carryover of approximately $2,500 which will be available through December 31, 2002, to offset future capital gains to the extent provided by regulations.


   The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

   As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of a dividend distribution made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


   Within 60 days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and to what extent the taxable portion is long-term capital gains, short-term capital gains or ordinary income. This percentage should be applied uniformly to all monthly distributions made during the fiscal year to determine what proportion of the dividends paid is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month.

   Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term gains and long-term capital gains. Such interest and realized net short-term capital gains dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that none of such dividend distributions will be eligible for the federal dividends received deduction available to corporations. Realized net long-term capital gains distributions, which are taxable as long-term capital gains, are not eligible for the dividends received deduction.


   Any loss on the sale or exchange of shares of the Fund which are held for 6 months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a dividend that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends. Shareholders should consult their tax advisers about the status of dividends from the Fund in their own states and localities. The Fund will report annually to shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

   Any dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

INFORMATION ON COMPUTATION OF YIELD


   The Fund's current yield for the seven days ending December 31, 1997 was 3.21%. The effective annual yield on December 31, 1997 was 3.26%, assuming daily compounding.


   The Fund's annualized "current yield" as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

   The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period. The income used in all calculation of yields are comprised totally of tax-exempt income.

   Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.


   Based upon a Federal personal income tax bracket of 39.6% (the highest current individual marginal tax rate), the Fund's tax-equivalent yield for the seven days ending December 31, 1997 was 5.31%.

   Tax-equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.


   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Fund at inception would have grown to $20,448, $102,240 and $204,480, respectively, at December 31, 1997.


DESCRIPTION OF SHARES
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year is the calendar year. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The financial statements of the Fund included in the Prospectus and incorporated by reference in this Statement of Additional Information have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS
-----------------------------------------------------------------------------


   The audited financial statements of the Fund for the fiscal year ended December 31, 1997, and the report of the independent accountants thereon, are set forth in the Fund's Prospectus, and are incorporated herein by reference.

APPENDIX

RATING OF INVESTMENTS
-----------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

 Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa      Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
         Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

   Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

   A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations; Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")
                            MUNICIPAL BOND RATINGS

   A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

 AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
 AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
 A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                               34

BBB      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.
B        Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC       The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or "CCC"
         rating.
C        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied
         "CCC-'' debt rating.
CI       The rating "Cl" is reserved for income bonds on which no interest is being paid.
NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Bonds rated "BB", "B", "CCC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
         "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The ratings from "AA" or "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

   Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1 +).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issuers assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payment is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                    DEAN WITTER TAX-FREE DAILY INCOME TRUST

                            PART C OTHER INFORMATION


 Item 24. Financial Statements and Exhibits

      a)  Financial Statements

     (1)  Financial statements and schedules, included
          in Prospectus (Part A):
                                                                       Page in
                                                                    Prospectus
                                                                    ----------

          Financial Highlights for the years ended December 31,
          1988 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996
          and 1997..................................................       4

          Portfolio of Investments at December 31, 1997.............      20

          Statement of Assets and Liabilities at December 31, 1997..      26

          Statement of Operations for the year ended December 31,
          1997......................................................      27

          Statement of Changes in Net Assets for the years ended
          December 31, 1996 and 1997................................      28

          Notes to Financial Statements at December 31, 1997........      29

     (2) Financial statements included in the Statement of Additional Information (Part B):

          None

     (3)  Financial statements included in Part C:

          None

      b)  Exhibits

      2.  Form of Amended and Restated By-Laws of the Registrant.

      5. Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

      6. Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

      8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

     11.  Consent of Independent Accountants.

    15. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.

    16.   Schedules for Computations of Performance Quotations.

    27.   Financial Data Schedules.

  Other.  Power of Attorney.

---------------------------------------------------------------------------
     All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant

          None

Item 26.  Number of Holders of Securities

          (1)                                      (2)
                                         Number of Record Holders
    Title of Class                         at January 31, 1998
    --------------                         -------------------

    Shares of Beneficial Interest                 23,576

Item 27.    Indemnification

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against ,any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser

     See "The Fund and its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust

(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies
-----------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series

(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Mid-Cap Growth Fund
(46) Dean Witter Select Dimensions Investment Series
(47) Dean Witter Balanced Growth Fund
(48) Dean Witter Balanced Income Fund
(49) Dean Witter Hawaii Municipal Trust
(50) Dean Witter Capital Appreciation Fund
(51) Dean Witter Intermediate Term U.S. Treasury Trust
(52) Dean Witter Information Fund
(53) Dean Witter Japan Fund
(54) Dean Witter Income Builder Fund
(55) Dean Witter Special Value Fund
(56) Dean Witter Financial Services Trust
(57) Dean Witter Market Leader Trust
(58) Dean Witter S&P 500 Index Fund
(59) Dean Witter Fund of Funds
(60) Morgan Stanley Dean Witter Competitive Edge Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW SmallCap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust
(11) TCW/DW Emerging Markets Opportunities Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Charles A. Fiumefreddo               Executive Vice President and Director of
Chairman, Chief Executive            Dean Witter Reynolds Inc. ("DWR");
Officer and Director                 Chairman, Chief Executive Officer and
                                     Director of Dean Witter Distributors Inc.
                                     ("Distributors") and Dean Witter Services
                                     Company Inc. ("DWSC"); Chairman and
                                     Director of Dean Witter Trust FSB ("DWT");
                                     Chairman, Director or Trustee, President and Chief Executive Officer of the Dean
                                     Witter Funds and Chairman, Chief Executive
                                     Officer and Trustee of the TCW/DW Funds;
                                     Director and/or officer of various Morgan
                                     Stanley, Dean Witter, Discover & Co.
                                     ("MSDWD") subsidiaries.

Philip J. Purcell                    Chairman, Chief Executive Officer and
Director                             Director of MSDWD and DWR; Director of
                                     DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

Richard M. DeMartini                 President and Chief Operating Officer of
Director                             Dean Witter Capital, a division of DWR;
                                     Director of DWR, DWSC, Distributors and
                                     DWT; Trustee of the TCW/DW Funds.

James F. Higgins                     President and Chief Operating Officer of
Director                             Dean Witter Financial; Director of DWR,
                                     DWSC, Distributors and DWT.

Thomas C. Schneider                  Executive Vice President and Chief
Executive Vice President             Strategic and Administrative Officer of
Chief Financial Officer and          MSDWD; Executive Vice President and Chief
Director                             Financial Officer of DWSC and
                                     Distributors; Director of DWR, DWSC,
                                     Distributors and MSDWD.

Christine A. Edwards                 Executive Vice President, Chief Legal
Director                             Officer and Secretary of MSDWD; Executive
                                     Vice President, Secretary and Chief Legal
                                     Officer of Distributors; Director of DWR,
                                     DWSC and Distributors.

Mitchell M. Merin                    President and Chief Strategic Officer of
President and Chief Strategic        DWSC; Executive Vice President of
Officer                              Distributors; Executive Vice President and
                                     Director of DWT; Executive Vice President and Director of DWR; Director of SPS
                                     Transaction Services, Inc. and various
                                     other MSDWD subsidiaries.

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Robert M. Scanlan                    President and Chief Operating Officer of
President and Chief Operating        DWSC; Executive Vice President of
Officer                              Distributors; Executive Vice President and
                                     Director of DWT; Vice President of the
                                     Dean Witter Funds and the TCW/DW Funds.

Joseph J. McAlinden                  Vice  President  of the Dean Witter Funds
Executive Vice President and         and Director of DWT.
Chief Investment Officer

Edward C. Oelsner, III
Executive Vice President

John B. Van Heuvelen                 President, Chief Operating Officer and
Executive Vice President             Director of DWT.

Barry Fink                           Assistant Secretary of DWR; Senior Vice
Senior Vice President, Secretary     President, Secretary and General Counsel
and General Counsel                  of DWSC; Senior Vice President, Assistant
                                     Secretary and Assistant General Counsel of
                                     Distributors; Vice President, Secretary
                                     and General Counsel of the Dean Witter
                                     Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President                Vice President of various Dean Witter
                                     Funds.

Mark Bavoso
Senior Vice President                Vice President of various Dean Witter
                                     Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President                Vice President of various Dean Witter
                                     Funds.

Robert S. Giambrone                  Senior Vice President of DWSC,
Senior Vice President                Distributors and DWT and Director of DWT;
                                     Vice President of the Dean Witter Funds
                                     and the TCW/DW Funds.

Kenton J. Hinchliffe                 Vice President of various Dean Witter
Senior Vice President                Funds.


Kevin Hurley                         Vice President of various Dean Witter
Senior Vice President                Funds.

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones                     Vice President of Dean Witter Special
Senior Vice President                Value Fund.


John B. Kemp, III
Senior Vice President                President of Distributors.

Anita H. Kolleeny                    Vice President of various Dean Witter
Senior Vice President                Funds.


Jonathan R. Page                     Vice President of various Dean Witter
Senior Vice President                Funds.


Ira N. Ross                          Vice President of various Dean Witter
Senior Vice President                Funds.


Guy G. Rutherfurd, Jr.               Vice President of Dean Witter Market
Senior Vice President                Leader Trust.

Rafael Scolari
Senior Vice President                Vice President of Prime Income Trust.

Rochelle G. Siegel                   Vice President of various Dean Witter
Senior Vice President                Funds.


Jayne M. Stevlingson                 Vice President of various Dean Witter
Senior Vice President                Funds.

Paul D. Vance                        Vice President of various Dean Witter
Senior Vice President                Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison                    Vice President of various Dean Witter
Senior Vice President                Funds.

Ronald J. Worobel                    Vice President of various Dean Witter
Senior Vice President                Funds.

Douglas Brown
First Vice President

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Thomas F. Caloia                     First Vice President and Assistant
First Vice President                 Treasurer of DWSC. Treasurer of the
and Assistant Treasurer              Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney                   Assistant Secretary of DWR; First Vice
First Vice President                 President and Assistant Secretary of DWSC;
and Assistant Secretary              Assistant Secretary of the Dean Witter
                                     Funds and the TCW/DW Funds.

Michael Interrante                   First Vice President and Controller of
First Vice President and             DWSC; Assistant Treasurer of Distributors;
Controller                           First Vice President and Treasurer of DWT.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                       Vice President of various Dean Witter
Vice President                       Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                       Vice President of DWSC.

Bruce Dunn
Vice President

Michael Durbin
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                       Vice President of Dean Witter
Vice President                       Variable Investment Series.

Peter Hermann                        Vice President of various Dean Witter
Vice President                       Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

James P. Kastberg
Vice President

Michelle Kaufman                     Vice President of various Dean Witter
Vice President                       Funds.

Paula LaCosta                        Vice President of various Dean Witter
Vice President                       Funds.

Thomas Lawlor
Vice President

Gerard J. Lian                       Vice President of various Dean Witter
Vice President                       Funds.

Catherine Maniscalco                 Vice President of Dean Witter Natural
Vice President                       Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis                   Vice President and Assistant Secretary
Vice President and                   of DWSC; Assistant Secretary of the
Assistant Secretary                  Dean Witter Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                           Vice President of Dean Witter Natural
Vice President                        Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                          Vice President and Assistant
Vice President and                    Secretary of DWSC; Assistant
Assistant Secretary                   Secretary of the Dean Witter Funds
                                      and the TCW/DW Funds.

NAME AND POSITION                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                     VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                    ------------------------------------------

Anne Pickrell                        Vice President of Dean Witter Global
Vice President                       Short-Term Income Fund Inc.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti                      Vice President of Dean Witter Precious
Vice President                       Metals and Minerals Trust.

Ruth Rossi                           Vice President and Assistant Secretary
Vice President and                   of DWSC; Assistant Secretary of the Dean
Assistant Secretary                  Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley                      Vice President of Dean Witter World
Vice President                       Wide Income Trust.

Naomi Stein
Vice President

Kathleen H. Stromberg                Vice President of various Dean Witter
Vice President                       Funds.

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P.  Wallin
Vice President

Alice Weiss                          Vice President of various Dean Witter
Vice President                       Funds.

Item 29.       Principal Underwriters


     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

     (1)     Dean Witter Liquid Asset Fund Inc.
     (2)     Dean Witter Tax-Free Daily Income Trust
     (3)     Dean Witter California Tax-Free Daily Income Trust
     (4)     Dean Witter Retirement Series
     (5)     Dean Witter Dividend Growth Securities Inc.
     (6)     Dean Witter Global Asset Allocation
     (7)     Dean Witter World Wide Investment Trust
     (8)     Dean Witter Capital Growth Securities
     (9)     Dean Witter Convertible Securities Trust
     (10)    Active Assets Tax-Free Trust
     (11)    Active Assets Money Trust
     (12)    Active Assets California Tax-Free Trust
     (13)    Active Assets Government Securities Trust
     (14)    Dean Witter Short-Term Bond Fund
     (15)    Dean Witter Mid-Cap Growth Fund
     (16)    Dean Witter U.S. Government Securities Trust
     (17)    Dean Witter High Yield Securities Inc.
     (18)    Dean Witter New York Tax-Free Income Fund
     (19)    Dean Witter Tax-Exempt Securities Trust
     (20)    Dean Witter California Tax-Free Income Fund
     (21)    Dean Witter Limited Term Municipal Trust
     (22)    Dean Witter Natural Resource Development Securities Inc.
     (23)    Dean Witter World Wide Income Trust
     (24)    Dean Witter Utilities Fund
     (25)    Dean Witter Strategist Fund
     (26)    Dean Witter New York Municipal Money Market Trust
     (27)    Dean Witter Intermediate Income Securities
     (28)    Prime Income Trust
     (29)    Dean Witter European Growth Fund Inc.
     (30)    Dean Witter Developing Growth Securities Trust
     (31)    Dean Witter Precious Metals and Minerals Trust
     (32)    Dean Witter Pacific Growth Fund Inc.
     (33)    Dean Witter Multi-State Municipal Series Trust
     (34)    Dean Witter Federal Securities Trust
     (35)    Dean Witter Short-Term U.S. Treasury Trust
     (36)    Dean Witter Diversified Income Trust
     (37)    Dean Witter Health Sciences Trust
     (38)    Dean Witter Global Dividend Growth Securities
     (39)    Dean Witter American Value Fund
     (40)    Dean Witter U.S. Government Money Market Trust
     (41)    Dean Witter Global Short-Term Income Fund Inc.
     (42)    Dean Witter Value-Added Market Series
     (43)    Dean Witter Global Utilities Fund
     (44)    Dean Witter International SmallCap Fund

     (45)    Dean Witter Balanced Growth Fund
     (46)    Dean Witter Balanced Income Fund
     (47)    Dean Witter Hawaii Municipal Trust
     (48)    Dean Witter Variable Investment Series
     (49)    Dean Witter Capital Appreciation Fund
     (50)    Dean Witter Intermediate Term U.S. Treasury Trust
     (51)    Dean Witter Information Fund
     (52)    Dean Witter Japan Fund
     (53)    Dean Witter Income Builder Fund
     (54)    Dean Witter Special Value Fund
     (55)    Dean Witter Financial Services Trust
     (56)    Dean Witter Market Leader Trust
     (57)    Dean Witter S&P 500 Index Fund
     (58)    Dean Witter Fund of Funds
     (59)    Morgan Stanley Dean Witter Competitive Edge Fund
      (1)    TCW/DW Core Equity Trust
      (2)    TCW/DW North American Government Income Trust
      (3)    TCW/DW Latin American Growth Fund
      (4)    TCW/DW Income and Growth Fund
      (5)    TCW/DW SmallCap Growth Fund
      (6)    TCW/DW Balanced Fund
      (7)    TCW/DW Total Return Trust
      (8)    TCW/DW Mid-Cap Equity Trust
      (9)    TCW/DW Global Telecom Trust
      (10)   TCW/DW Strategic Income Trust
      (11)   TCW\DW Emerging Markets Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                           Positions and Office with Distributors
----                           --------------------------------------

Fredrick K. Kubler             Senior Vice President, Assistant
                               Secretary and Chief Compliance Officer.

Michael T. Gregg               Vice President and Assistant Secretary.


Item 30.   Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.   Management Services

Registrant is not a party to any such management-related service contract.

Item 32.   Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of February, 1998.

                                        DEAN WITTER TAX-FREE DAILY INCOME TRUST

                                            By /s/ Barry Fink
                                              ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                               Title                  Date
         ----------                               -----                  ----

(1) Principal Executive Officer             President, Chief
                                            Executive Officer,
                                            Trustee and Chairman
By /s/ Charles A. Fiumefreddo                                          02/27/98
   --------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By /s/ Thomas F. Caloia                                                02/27/98
   --------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By /s/ Barry Fink                                                      02/27/98
   --------------------------
       Barry Fink
       Attorney-in-Fact

   Michael Bozic        Manuel H. Johnson
   Edwin J. Garn        Michael E. Nugent
   John R. Haire        John L. Schroeder
   Wayne E. Hedien

By /s/ David M. Butowsky                                               02/27/98
   --------------------------
       David M. Butowsky
       Attorney-in-Fact

                    DEAN WITTER TAX-FREE DAILY INCOME TRUST
                                 EXHIBIT INDEX

2.     Form of Amended and Restated By-Laws of the Registrant.

5. Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

6. Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

11.    Consent of Independent Accountants.

15.    Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.

16.    Schedules for Computations of Performance Quotations.

27.    Financial Data Schedules.

Other. Power of Attorney.